Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24BJ

ONE HUNDRED ELEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Eleventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided the ACP Voice for Customer’s use, pursuant to the Agreement; and

WHEREAS, Customer desires to use and CSG agrees to provide Direct Inward Dialing (“DID”) additional functionality to ACP Voice such that ACP Voice will have the capability to support Customer’s ********* ****** ********* ********** (the “DID Enhancement”); and

WHEREAS, Customer desires and CSG agrees to provide DID Enhancement to Customer’s Connected Subscribers, pursuant to the Agreement and this Amendment.

NOW, THEREFORE, CSG and Customer agree as follows, as of the Effective Date (defined below):

1.    Customer hereby requests and CSG agrees to configure and implement the DID Enhancement for Customer’s access.  CSG agrees to provide and support the DID Enhancement for Customer’s DID capability.

CSG shall configure and implement the functionality of the DID Enhancement of Customer’s ********* ****** ********* ********** for Customer’s access to the DID Enhancement pursuant to that certain Statement of Work to be executed by CSG and Customer (CSG document no. 4113333) (the "SOW").

CSG will support Customer’s DID capability via ACP Voice in conjunction with Customer’s ********* ****** ********* held by CSG by automating Customer’s CSRs’ capture of assigned numbers to create a block of number (the “DID Block”)

The DID Enhancement available to Customer will include functionality for the:

•	Ability to assign a block of Customer’s telephone numbers from Customer’s ********* ****** ********* held by CSG for Customer’s Connected Subscribers’ accounts at the time of ordering
•	Ability to assign multiple DID Blocks to a single service to Customer’s Subscribers’ account(s)
•	Ability to downgrade a DID Block without having to downgrade the Customer’s service to which the DID Block was assigned
•	Ability to port in/port out a DID Block to accommodate Customer’s change of telco provider(s)
•	Ability to transfer a DID Block to another Connected Subscriber account
•	Ability to restart a DID Block in a Connected Subscriber account

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Ability to provide DID Block details to Customer’s provisioning partner via Service Order Distribution Interface (“SODI”)
•	Ability to print the DID Block of telephone numbers, with the DID Connected Subscriber call detail records, on Connected Subscribers’ statements treated as a single service

The DID Enhancement is dependent upon Customer’s use of CSG’s ACP Commercial Services.

2.    Customer’s ability to access the DID Enhancement is dependent upon Customer’s compliance with the payment obligations described in that certain Ninety-fourth Amendment (CSG document no. 4114132) to the Amended and Restated CSG Master Subscriber Management System Agreement by and between CSG and Customer dated February 9, 2009 (CSG document no. 2298875), as amended.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory Cannon
Title: SVP, Billing Strat & Opns	Title: SVP, General Counsel & Secretary
Date: 3-10-17	Date: Mar 13, 2017